                                                                    Exhibit 99.2

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement"),  dated as of November 16,
2005,  is  made  by  and  between  WATER  CHEF,  INC.,  a  Delaware  corporation
("Company"),  and SOUTHRIDGE  PARTNERS LP, a Delaware limited  liability company
(the "Subscriber").

                                    RECITALS

     WHEREAS,  upon  the  terms  and  subject  to the  conditions  of  the  Loan
Agreement,  as of even date, between the Subscriber and the Company, the Company has agreed to register for the Subscriber two million shares  (2,000,000) of the common  stock of the Company  par value  $0.001 per share (the  "Common  Stock")
pursuant to conversions of the 8% convertible  promissory note ("Note"),  issued on even date ("Conversion  Shares"), and 430,000 shares of Common Stock pursuant to exercise of the Warrant ("Warrant Shares"), issued on even date (together the
Conversion Shares and the Warrant Shares hereinafter the "Subscribed Shares"),

     WHEREAS,  to induce the  Subscriber  to execute and  deliver  the  Purchase
Agreement,  the Company has agreed to provide certain  registration rights under the  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations thereunder,  or any similar successor statute (collectively,  "Securities Act"), and applicable state securities laws with respect to the Subscribed Shares;

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants contained  herein and other good and  valuable  consideration,  the  receipt and sufficiency  of which are hereby  acknowledged,  the Company and the  Subscriber hereby agree as follows:

     1.   DEFINITIONS.

     (a)  As used  in  this  Agreement,  the  following  terms  shall  have  the following meaning:

     (i)  "Potential Material Event" means any of the following:  (a) possession by the Company of material information not ripe for disclosure in a Registration
Statement, which shall be evidenced by determinations in good faith by the Board of  Directors  of  the  Company  that  disclosure  of  such  information  in the
Registration  Statement  would be detrimental to the business and affairs of the
Company,  or (b) any material engagement or activity by the Company which would, in the good faith  determination  of the Board of Directors  of the Company,  be
adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of
Directors of the Company that the  Registration  Statement  would be  materially misleading absent the inclusion of such information.

     (ii) "Subscription Date" means the date of this Agreement.

     (iii) "Subscriber",  has the  meaning  set  forth in the  preamble  to this
Agreement.

     (iv)  "Register",  "registered" and "registration"  refer to a registration effected by  preparing  and filing a  Registration  Statement or  Statements  in compliance with the Securities Act and pursuant to Rule 415 under the Securities
Act or any  successor  rule  providing  for offering  securities on a delayed or continuous  basis ("Rule 415"), and the declaration or ordering of effectiveness of such  Registration  Statement by the United  States  Securities  and Exchange
Commission (the "SEC").

     (v)  "Registrable Securities" means the Subscribed Shares.

     (vi) "Registration  Statement"  means  a  registration  statement  of  the
Company under the Securities Act.

     (b)  Capitalized  terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     2.   REGISTRATION.

     (a)  MANDATORY  REGISTRATION.  The Company shall prepare and file with the
SEC, no later than sixty (60) business days after the Subscription Date ("Filing
Date"), a Registration  Statement on Form SB-2  ("Registration  Statement"),  or
such other appropriate  Registration  Statement,  pursuant to Rule 457(o) of the
Securities Act, no less than the amount of Subscribed  Shares,  and to cause the
Registration   Statement  relating  to  the  Registrable  Securities  to  become effective  the  earlier  of (a) five (5)  business  days after  notice  from the
Securities  and  Exchange  Commission  that the  Registration  Statement  may be declared effective,  or (b) one hundred twenty (120) days after the Subscription
Date  ("Effective  Date").  Such  Registration  Statement  shall state that,  in accordance with the Securities Act, it also covers such indeterminate  number of additional  shares of Common  Stock as may become  issuable to prevent  dilution resulting from stock splits, or stock dividends.

     (b)  DAMAGES.  If the  Registration  Statement  covering  the  Registrable
Securities  required to be filed by the Company  pursuant to Section 2(a) hereof is not filed by the Filing Date or declared  effective  by the  Effective  Date, then upon failure of either event the Subscriber shall be entitled to liquidated damages, payable in cash, in the sum of one percent (1%) of the principal amount of the Note (a) for each 30 day period (or pro-rata  portion  thereof) after the
Filing  Date  that  transpires  until  the  date  that  the  Company  files  the
Registration  Statement,  and (b) for each 30 day  period (or  pro-rata  portion thereof)  after  the  Effective  Date  that  transpires  until  such date as the
Registration Statement is declared effective.

     The  Company  acknowledges  that  its  failure  to  have  the  Registration
Statement  filed by the Filing Date or declared  effective by the Effective Date
(for any reason other than the  requirement by the SEC of  modifications  to the structure of the transactions  contemplated  hereby that are unacceptable to the
Company or the  Subscriber)  shall cause the  Subscriber to suffer damages in an amount that shall be difficult to ascertain. Accordingly, the parties agree that it is  appropriate  to include in this  Agreement  a  provision  for  liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section  represents the parties' good faith effort to quantify such  damages  and, as such,  agree that the form and amount of such  liquidated damages  are  reasonable  and will not  constitute  a  penalty.  The  payment of liquidated  damages  shall not  relieve  the  Company  from its  obligations  to register the Common Stock and deliver the Common Stock  pursuant to the terms of this Agreement, the Purchase Agreement and the Subscribed Shares.

     3.   OBLIGATION OF THE COMPANY.  In connection with the registration of the
Registrable Securities, the Company shall do each of the following:

          (a)  Prepare promptly, and file with the SEC within sixty (60) days of the  Subscription  Date, a Registration  Statement with respect to not less than the number of  Registrable  Securities  provided  in Section  2(a)  above,  and, thereafter, use its best efforts to cause the Registration Statement relating to the  Registrable  Securities  to become  effective  the  earlier of (a) five (5)
business days after notice from the Securities and Exchange  Commission that the
Registration  Statement  may be declared  effective,  or (b) one hundred  twenty
(120) days after the  Subscription  Date,  and keep the  Registration  Statement effective at all times until the earliest of (i) the date that is one year after the completion of the last Closing Date under the Purchase  Agreement,  (ii) the date when the  Subscriber  may sell all  Registrable  Securities  under Rule 144 without volume limitations,  or (iii) the date the Subscriber no longer owns any of the Registrable Securities  (collectively,  the "Registration Period"), which
Registration  Statement  (including any amendments or  supplements,  thereto and prospectuses  contained  therein)  shall not contain any untrue  statement  of a material fact or omit to state a material fact required to be stated  therein or necessary  to make the  statements  therein,  in the light of the  circumstances under which they were made, not misleading;

          (b)  Prepare  and  file  with  the  SEC  such  amendments   (including
post-effective amendments) and supplements to the Registration Statement and the prospectus  used  in  connection  with  the  Registration  Statement  as  may be necessary to keep the Registration  Statement  effective at all times during the
Registration Period, and, during the Registration Period, and to comply with the provisions  of  the  Securities  Act  with  respect  to the  disposition  of all
Registrable  Securities  of the Company  covered by the  Registration  Statement until the expiration of the Registration Period.

          (c)  Permit a single  firm of  counsel  designated  by  Subscriber  to review the Registration  Statement and all amendments and supplements  thereto a reasonable  period of time (but not less than three (3)  Business  Day) prior to their  filing  with the SEC,  and not file any  document in a form to which such counsel reasonably objects.

          (d)  Notify  Subscriber and Subscriber's  legal counsel  identified to the Company ("SUBSCRIBER'S COUNSEL") (and, in the case of (i)(A) below, not less than one (1) Business  Day prior to such  filing) and (if  requested by any such person)  confirm  such  notice in  writing no later  than one (1)  Business  Day following  the day (i): (A) when a prospectus  or any  prospectus  supplement or post-effective  amendment to the Registration Statement is proposed to be filed;
(B) whenever the SEC  notifies the Company  whether  there will be a "review" of
such   Registration   Statement;   (C)  whenever  the  Company  receives  (or  a
representative  of the  Company  receives  on its  behalf)  any oral or  written comments  from the SEC respect of a  Registration  Statement  (copies or, in the case of oral  comments,  written or oral  summaries  of such  comments  shall be promptly furnished by the Company to Subscriber's Counsel); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become  effective;  (ii) of any request by the SEC or any other Federal or state governmental  authority  for  amendments  or  supplements  to  the  Registration
Statement or the prospectus or for additional information; (iii) of the issuance by the SEC of any stop order  suspending the  effectiveness  of the Registration
Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or  warranties  of  the  Company  contained  in  any  agreement  (including  any securities purchase agreement) contemplated hereby ceases to be true and correct in all material respects;  (v) of the receipt by the Company of any notification
with  respect  to  the  suspension  of  the   qualification  or  exemption  from
qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the  occurrence  of any event that to the  knowledge  of the  Company  makes any statement made in the  Registration  Statement or the prospectus or any document incorporated  or deemed to be  incorporated  therein by reference  untrue in any material respect or that requires any revisions to the  Registration  Statement, the  prospectus  or other  documents  so that,  in the case of the  Registration
Statement or the prospectus,  as the case may be, it will not contain any untrue statement of a material  fact or omit to state any material  fact required to be stated therein or necessary to make the statements  therein, in the light of the circumstances  under which they were made,  not  misleading.  In  addition,  the
Company shall furnish  Subscriber's  Counsel with copies of all intended written responses to the comments  contemplated  in clause (C) of this Section not later than one (1)  Business Day in advance of the filing of such  responses  with the
SEC so that Subscriber shall have the opportunity to comment thereon.

          (e)  Furnish to  Subscriber,  (i) promptly  after the same is prepared and publicly  distributed,  filed with the SEC, or received by the Company,  one
(1) copy of the  Registration  Statement,  each  preliminary  prospectus and the prospectus,  and each amendment or supplement  thereto,  and (ii) such number of copies of a prospectus,  including a preliminary prospectus,  and all amendments and  supplements  thereto  and  such  other  documents,  as the  Subscriber  may reasonably  request in order to facilitate the  disposition  of the  Registrable
Securities owned by the Subscriber;

          (f)  Use all  diligent  efforts to (i)  register  and/or  qualify  the
Registrable  Securities  covered by the Registration  Statement under such other securities  or blue  sky  laws  of  such  jurisdictions  as the  Subscriber  may reasonably  request and in which  significant  volumes of shares of Common Stock are  traded,  (ii)  prepare  and file in  those  jurisdictions  such  amendments
(including post-effective  amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness  thereof at all times during the  Registration  Period,  (iii) take such other actions as may be necessary to maintain  such  registrations  and  qualification  in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the  Registrable  Securities  for sale in such jurisdictions:  PROVIDED,  HOWEVER,  that the  Company  shall not be required in connection  therewith or as a condition thereto to (A) qualify to do business in any  jurisdiction  where it would not  otherwise  be required to qualify but for this  Section  3(f),  (B)  subject  itself  to  general  taxation  in  any  such jurisdiction,  (C) file a general  consent  to  service  of  process in any such jurisdiction,  (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then  existing  contracts,  which in each  case the  Board of  Directors  of the
Company  determines to be contrary to the best  interests of the Company and its stockholders;

          (g)  As promptly as  practicable  after  becoming aware of such event, notify the  Subscriber  of the  happening  of any event of which the Company has knowledge,  as a result of which the  prospectus  included  in the  Registration
Statement,  as then in effect,  includes any untrue statement of a material fact or omits to state a material fact required to be stated  therein or necessary to make the statements  therein, in the light of the circumstances under which they were  made,  not  misleading  ("Registration  Default"),  and uses all  diligent efforts to  promptly  prepare a  supplement  or  amendment  to the  Registration
Statement  or other  appropriate  filing  with the SEC to  correct  such  untrue statement or omission,  and any other necessary  steps to cure the  Registration
Default,  and deliver a number of copies of such  supplement or amendment to the
Subscriber  as the  Subscriber  may  reasonably  request.  Failure  to cure  the
Registration  Default  within ten (10) business days shall result in the Company including  liquidated damages of 2% of the cost of all common stock then held by the investor for each 15 day period or portion thereof, beginning on the date of suspension.

          (h)  As promptly as  practicable  after  becoming aware of such event, notify  the  Subscriber  (or,  in the  event of an  underwritten  offering,  the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other  suspension of the  effectiveness of the Registration
Statement at the earliest possible time;

          (i)  Notwithstanding  the  foregoing,  if at any time or from  time to time after the date of effectiveness of the Registration Statement,  the Company notifies  Investor in writing of the  existence  of a Potential  Material  Event
("Blackout   Notice"),   Investor  shall  not  offer  or  sell  any  Registrable
Securities,  or engage in any other  transaction  involving  or  relating to the
Registrable Securities,  from the time of the giving of notice with respect to a
Potential Material Event until Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event;  PROVIDED,  HOWEVER, that (a) the
Company may not so suspend the right to such holders of  Registrable  Securities for more than two ten (10) day  periods in the  aggregate  during  any  12-month period  ("Blackout  Period")  with at least a ten  (10)  Business  Day  interval between such periods,  during the periods the Registration Statement is required to be in effect,  or (b) that if such Blackout  Period exceeds the permitted ten
(10) day periods,  the Company shall pay damages of 2% of the cost of all common stock  then held by the  Investor  for each  fifteen  (15) day period or portion thereof, beginning on the date of the suspension.

          (j)  Use its commercially  reasonable efforts, if eligible,  either to
(i) cause all the Registrable  Securities covered by the Registration  Statement to be listed on a national  securities  exchange and on each additional national securities  exchange on which  securities  of the same class or series issued by the  Company  are  then  listed,  if any,  if the  listing  of such  Registrable
Securities is then permitted  under the rules of such  exchange,  or (ii) secure designation  of all  the  Registrable  Securities  covered  by the  Registration
Statement as a National  Association of Securities Dealers Automated  Quotations
System ("Nasdaq") "Small  Capitalization"  within the meaning of Rule 11Aa2-1 of the SEC under the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"),  and the quotation of the Registrable  Securities on the Nasdaq Small Cap
Market; or if, despite the Company's commercially  reasonable efforts to satisfy the preceding  clause (i) or (ii), the Company is  unsuccessful  in doing so, to secure NASD  authorization and quotation for such Registrable  Securities on the over-the-counter  bulletin  board and,  without  limiting the  generality of the foregoing,  to  arrange  for at least two  market  makers to  register  with the
National  Association of Securities Dealers,  Inc. ("NASD") as such with respect
to  such  registrable  securities;   PROVIDED,   HOWEVER,  that  the  Subscriber
acknowledges  that the Company  does not  currently  meet the  requirements  for listing  on a  national  securities  exchange  or the  Nasdaq  Small Cap  Market pursuant to (i) or (ii) and that nothing in this  section  shall be construed to require the Company to pursue such qualification  until such time as the Company satisfies such requirements for a period of not less than forty-five (45) days:

          (k)  Provide a transfer agent for the Registrable Securities not later than the Subscription Date of the Registration Statement;

          (l)  Cooperate   with  the   Subscriber  to   facilitate   the  timely
preparation  and delivery of certificates  for the Registrable  Securities to be offered pursuant to the Registration  Statement and enable such certificates for the Registrable  Securities to be in such  denominations  or amounts as the case may be, as the Subscriber may reasonably  request and registration in such names as the  Subscriber  may  request;  and,  within five (5)  business  days after a
Registration   Statement  which  includes  Registrable   Securities  is  ordered
effective by the SEC, the Company shall  deliver,  and shall cause legal counsel selected by the Company to deliver,  to the transfer  agent for the  Registrable
Securities  (with  copies to the  Subscriber)  an  appropriate  instruction  and opinion of such counsel, if so required by the Company's transfer agent; and

          (m) Take all other  reasonable  actions  necessary  to  expedite  and facilitate distribution to the Subscriber of the Registrable Securities pursuant to the Registration Statement.

     4.   OBLIGATIONS OF THE SUBSCRIBER.  In connection with the registration
of  the  Registrable  Securities,   the  Subscriber  shall  have  the  following
obligations;

          (a)  It shall  be a  condition  precedent  to the  obligations  of the
Company to complete the registration  pursuant to this Agreement with respect to the Registrable  Securities of the Subscriber  that the Subscriber  shall timely furnish to the  Company  such  information  regarding  itself,  the  Registrable
Securities held by it, and the intended method of disposition of the Registrable
Securities  held  by  it,  as  shall  be  reasonably   required  to  effect  the
registration  of such  Registrable  Securities  and shall  timely  execute  such documents in connection  with such  registration  as the Company may  reasonably request.

          (b)  The Subscriber by such Subscriber's acceptance of the Registrable
Securities  agrees to cooperate with the Company as reasonably  requested by the
Company  in  connection  with the  preparation  and  filing of the  Registration
Statement hereunder; and

          (c)  The Subscriber  agrees that,  upon receipt of any notice from the
Company of the  happening of any event of the kind  described in Section 3(g) or
3(h)  above,  the  Subscriber  will  immediately   discontinue   disposition  of
Registrable  Securities  pursuant to the  Registration  Statement  covering such
Registrable   Securities  until  the  Subscriber  receives  the  copies  of  the supplemented or amended prospectus  contemplated by Section 3(g) or 3(h) and, if so directed by the Company,  the Subscriber shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate  of destruction)  all  copies  in the  Subscriber's  possession,  of the  prospectus covering  such  Registrable  Securities  current  at the time of receipt of such notice.

     5.   EXPENSES OF REGISTRATION. (a) All reasonable expenses incurred in connection with Registrations,  filings or qualifications pursuant to SECTION 3, including,  without limitation,  all Registration,  listing,  and qualifications fees,  printers and accounting  fees, the fees and  disbursements of counsel for the  Company  shall be  borne by the  Company.  A fee for a single  counsel  for
Investor  for  the  initial  Registration  Statement  and  for  each  Additional
Registration Statement covering the Registrable Securities shall be borne by the
Company.

          (b)  Except  as  otherwise  provided  for in  SCHEDULE  5(B)  attached hereto,  the Company nor any of its subsidiaries has, as of the date hereof, and the  Company  shall not on or after the date of this  Agreement,  enter into any agreement with respect to its securities  that is  inconsistent  with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof.  Except as otherwise  provided for in SCHEDULE 5(B), the Company has not previously  entered into any  agreement  granting any  registration  rights with respect to any of its securities to any person. Except as otherwise provided for in this SECTION 5, and without limiting the generality of the foregoing, without the written  consent of Investor,  the Company shall not grant to any person the right to request the Company to Register any securities of the Company under the
Securities  Act unless the rights so granted are subject in all  respects to the prior  rights in full of Investor  set forth  herein,  and are not  otherwise in conflict or  inconsistent  with the  provisions of this  Agreement and the other
Transaction Documents.

     6.   INDEMNIFICATION.  After  Registrable  Securities  are  included  in  a
Registration Statement under this Agreement:

          (a)  To the extent  permitted by law, the Company will  indemnify  and hold harmless, the Subscriber,  the directors,  if any, of such Subscriber,  the officers,  if any, of such  Subscriber,  each  person,  if any, who controls the
Subscriber  within the meaning of the  Securities Act or the Exchange Act (each, an "Indemnified Person"),  against any losses, claims,  damages,  liabilities or expenses (joint or several)  incurred  (collectively,  "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar  as such  Claims  (or  actions  or  proceedings,  whether  commenced  or threatened,  in respect  thereof) arise out of or are based upon: (i) any untrue statement  or alleged  untrue  statement  of a material  fact  contained  in the
Registration  Statement or any post-effective  amendment thereof or the omission or alleged  omission  to state  therein a material  fact  required  to be stated
therein or necessary to make the  statements  therein not  misleading,  (ii) any untrue statement or alleged untrue statement of a material fact contained in any
preliminary   prospectus  if  used  prior  to  the  Subscription  Date  of  such
Registration  Statement,  or  contained in the final  prospectus  (as amended or supplemented,  if the Company files any amendment thereof or supplement  thereto with the SEC) or the omission or alleged  omission to state therein any material fact  necessary  to make  the  statements  made  therein,  in the  light  of the circumstances  under which the  statements  therein were made, not misleading or
(iii) any violation or alleged  violation by the Company of the Securities  Act, the Exchange Act, any state  securities law or any rule or regulation  under the
Securities Act, the Exchange Act or any state securities law (the matters in the
foregoing  clauses  (i)  through  (iii)  being   collectively   referred  to  as
"Violations").  The Company  shall  reimburse the  Subscriber,  promptly as such expenses are incurred and are due and payable,  for any reasonable legal fees or other reasonable  expenses incurred by them in connection with  investigating or defending  any such Claim.  Notwithstanding  anything to the contrary  contained herein, the  indemnification  agreement contained in this Section 6(a) shall not
(i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in  conformity  with  information  furnished in writing to the
Company  by or on  behalf  of  any  Indemnified  Person  expressly  for  use  in connection  with  the  preparation  of the  Registration  Statement  or any such amendment  thereof or supplement  thereto,  if such  prospectus  was timely made available by the Company  pursuant to Section 3(b) hereof;  (ii) with respect to any  preliminary  prospectus,  inure to the benefit of any such person from whom the person  asserting any such Claim purchased the  Registrable  Securities that are the  subject  thereof  (or to the  benefit  of any person  controlling  such person) if the untrue  statement or omission of material  fact  contained in the preliminary  prospectus  was  corrected  in the  prospectus,  as then amended or supplemented,  if such  prospectus  was timely  made  available  by the  Company pursuant to Section 3(b) hereof;  (iii) be available to the extent such Claim is based on a failure of the  Subscriber  to deliver or cause to be  delivered  the prospectus  made  available  by the  Company;  or (iv) apply to amounts  paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company,  which consent shall not be unreasonably  withheld.  The
Subscriber  will  indemnify  the Company,  its  officers,  directors  and agents
(including  legal  counsel)  against  any claims  arising out of or based upon a
Violation  which  occurs in reliance  upon and in  conformity  with  information furnished  in  writing  to the  Company,  by or on  behalf  of such  Subscriber, expressly  for  use in  connection  with  the  preparation  of the  Registration
Statement,  subject to such limitations and conditions set forth in the previous sentence. Such indemnity shall remain in full force and effect regardless of any investigation  made by or on behalf  of the  Indemnified  Person or  Indemnified
Party.

          (b)  Promptly  after  receipt  by an  Indemnified  Person  under  this
Section  6  of  notice  of  the  commencement  of  any  action   (including  any
governmental  action),  such  Indemnified  Person  shall,  if a Claim in respect thereof is to be made  against  any  indemnifying  party  under this  Section 6, deliver to the indemnifying  party a written notice of the commencement  thereof and the  indemnifying  party shall have the right to participate in, and, to the extent the indemnifying  party so desires,  jointly with any other  indemnifying party similarly  noticed,  to assume control of the defense thereof with counsel mutually  satisfactory to the indemnifying party and the Indemnified  Person, as the case may be; PROVIDED,  HOWEVER,  that an Indemnified  Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying  party, if, in the reasonable opinion of counsel retained by the indemnifying  party, the  representation  by such counsel of the Indemnified
Person  and the  indemnifying  party  would be  inappropriate  due to  actual or potential  differing  interests  between such  Indemnified  Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Subscriber selected by the
Subscriber.  The failure to deliver  written  notice to the  indemnifying  party within a  reasonable  time of the  commencement  of any such  action  shall  not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the  indemnifying  party is prejudiced in its  ability to defend  such  action.  The  indemnification  required by this
Section 6 shall be made by periodic  payments of the amount  thereof  during the course  of the  investigation  or  defense,  as such  expense,  loss,  damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.  To the extent any  indemnification  by an  indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable  under  Section  6 to the  fullest  extent  permitted  by law;  PROVIDED,
HOWEVER,  that (a) no contribution shall be made under  circumstances  where the maker would not have been liable for  indemnification  under the fault standards set  forth in  Section  6; (b) no  seller of  Registrable  Securities  guilty of fraudulent  misrepresentation  (within  the  meaning  of  Section  11(f)  of the
Securities Act) shall be entitled to contribution from any seller of Registrable
Securities  who was not  guilty of such  fraudulent  misrepresentation;  and (c)
contribution by any seller of Registrable  Securities shall be limited in amount to the net amount of  proceeds  received  by such  seller  from the sale of such
Registrable Securities.

     8.   REPORTS UNDER  EXCHANGE  ACT.  With a view to making  available to the
Investor the benefits of Rule 144  promulgated  under the  Securities Act or any other  similar  rule or  regulation  of the SEC that may at any time  permit the
Investor to sell  securities of the Company to the public  without  registration
("Rule 144"), the Company agrees to use its reasonable best efforts to:

          (a)  make and keep public  information  available,  as those terms are understood and defined in Rule 144;

          (b)  file  with the SEC in a  timely  manner  all  reports  and  other documents required of the Company under the Exchange Act;

          (c)  furnish to the Investor so long as the Investor owns  Registrable
Securities,  promptly upon request,  (i) a written statement by the Company that it has complied with the reporting  requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly  report of the Company  and such other  reports  and  documents  so filed by the Company solely if  unavailable  by EDGAR,  and (iii)  such other  information  as may be reasonably requested to permit the Investors to sell such securities pursuant to
Rule 144 without registration; and

          (d)  at the request of any Investor of  Registrable  Securities,  give its Transfer Agent irrevocable  instructions (supported by an opinion of Company counsel,  if required or requested  by the  Transfer  Agent) to the effect that, upon the Transfer Agent's receipt from such Investor of:

          (i) a certificate (a "Rule 144 Certificate")  certifying (A)
          that  such  Investor  has held  the  shares  of  Registrable
          Securities   which  the  Investor   proposes  to  sell  (the
          "Securities  Being  Sold") for a period of not less than (1)
          year and (B) as to such other matters as may be  appropriate in accordance with Rule 144 under the Securities Act, and

          (ii) an opinion of counsel  acceptable  to the Company  (for which  purposes  it is agreed  that the  initial  Investor's
          Counsel  shall be deemed  acceptable  if such opinion is not given  by  Company  Counsel)  that,  based  on the  Rule 144
          Certificate,  Securities  Being Sold may be sold pursuant to the  provisions  of  Rule  144,  even in the  absence  of an effective Registration Statement,

     the Transfer Agent is to effect the transfer of the  Securities  Being Sold
and  issue  to  the  buyer(s)  or  transferee(s)   thereof  one  or  more  stock
certificates  representing  the  transferred  Securities  Being Sold without any restrictive legend and without recording any restrictions on the transferability

                                       10

of such shares on the Transfer  Agent's books and records  (except to the extent any such legend or restriction results from facts other than the identity of the
Investor,  as the seller or  transferor  thereof,  or the status,  including any relevant  legends or  restrictions,  of the shares of the Securities  Being Sold while held by the  Investor).  If the Transfer  Agent  requires  any  additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

     9.   MISCELLANEOUS.

     (a)  REGISTERED  OWNERS.  A person  or  entity  is deemed to be a holder of
Registrable  Securities  whenever  such  person  or entity  owns of record  such
Registrable  Securities.  If  the  Company  receives  conflicting  instructions, notices or elections  from two or more  persons or entities  with respect to the
same  Registrable   Securities,   the  Company  shall  act  upon  the  basis  of
instructions,  notice or election  received  from the  registered  owner of such
Registrable Securities.

     (b)  RIGHTS  CUMULATIVE;  WAIVERS.  The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable  of being  waived or varied  other  than by an express  waiver or variation in writing.  Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right.  Any  defective  or  partial  exercise  of any of such  rights  shall not preclude any other or further  exercise of that or any other such right.  No act or course of conduct or  negotiation  on the part of any party  shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

     (c)  BENEFIT;  SUCCESSORS BOUND.  This Agreement and the terms,  covenants, conditions, provisions, obligations,  undertakings, rights, and benefits hereof, shall be binding  upon,  and shall  inure to the  benefit  of,  the  undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

     (d)  ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject  matter  hereof.  There are no promises, agreements, conditions, undertakings,  understandings,  warranties, covenants or representations,  oral or written, express or implied, between them with respect to this  Agreement  or the matters  described in this  Agreement,  except as set forth  in  this  Agreement  and  in  the  other  documentation  relating  to the transactions contemplated by this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

     (e)  ASSIGNMENT.  The  rights  to have  the  Company  register  Registrable
Securities  pursuant to this Agreement may be assigned by the Subscribers to any transferee,  only if: (a) the  assignment  relates to not less than one  hundred thousand dollars  ($100,000) of Registrable  Securities and the Transferee is an
Accredited Investor under Regulation D not in competition with the Company;  (b)
the Company  receives a legal opinion in form and substance  satisfactory to the

                                       11

Company that the proposed  transfer  complies with federal and state  securities laws and does not adversely effect the validity of the transactions executed (or to be executed)  under this Agreement and the Purchase  Agreement  under federal and state  securities  laws; (c) the assignment  requires that the Transferee be bound by all of the provisions contained in this Agreement, and Subscriber,  the
Company and the transferee or assignee (the  "Transferee")  enter into a written agreement,  which shall be enforceable by the Company against the Transferee and by  the  Transferee  against  the  Company,  to  assign  such  rights;  and  (d)
immediately  following  such transfer or assignment  the further  disposition of such securities by the transferee or assignee is restricted under the Securities
Act and applicable  state  securities  laws. Prior to the assignment the company shall have the right to perform its own due diligence regarding the assignee and have the right to approve the assignment,  provided that such approval shall not be unreasonably  withheld.  In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment,  the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

     (f)  AMENDMENT.  Any  provision  of this  Agreement  may be amended and the observance  thereof may be waived (either generally or in a particular  instance and either retroactively or prospectively), only with the written consent of the
Company and Subscriber. Any amendment or waiver affected in accordance with this
Section 9 shall be binding upon the Company and any subsequent Transferees.

     (g)  SEVERABILITY. Each part of this Agreement is intended to be severable.
In the event that any provision of this Agreement is found by any court or other authority  of  competent  jurisdiction  to be  illegal  or  unenforceable,  such provision  shall be severed or  modified  to the extent  necessary  to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

     (h)  NOTICES.  Notices required or permitted to be given hereunder shall be in  writing  and  shall be  deemed  to be  sufficiently  given  when  personally delivered  (by hand,  by courier,  by  telephone  line  facsimile  transmission, receipt  confirmed,  or other means) or sent by certified  mail,  return receipt requested,  properly  addressed and with proper  postage  pre-paid (i) if to the
Company,  at its executive office and (ii) if to the Subscriber,  at the address set  forth  under  its  name  in the  Purchase  Agreement,  with  a copy  to its designated  attorney,  or at such other address as each such party  furnishes by notice given in accordance with this Section 9(a), and shall be effective,  when personally delivered, upon receipt and, when so sent by certified mail, five (5)
business days after deposit with the United States Postal Service.

     (i)  GOVERNING LAW. This Agreement  shall be governed by the interpreted in accordance  with the laws of the  State of New  York  without  reference  to its conflicts  of laws rules or  principles.  Each of the  parties  consents  to the exclusive  jurisdiction  of the  federal  courts  of the  State  of New  York in connection with any dispute  arising under this Agreement and hereby waives,  to

                                       12

the maximum  extent  permitted by law, any  objection,  including  any objection based on FORUM NON  COVENIENS,  to the bringing of any such  proceeding  in such jurisdictions.  Each of the parties hereby waives a trial by jury in any action, proceeding or  counterclaim  brought by either of the parties hereto against the other in  respect  of any  matter  arising  out of or in  connection  with  this
Agreement.

                                       13

     (j)  CONSENTS.  The person  signing this  Agreement on behalf of each party hereby  represents  and warrants  that he has the necessary  power,  consent and authority to execute and deliver this Agreement on behalf of that party.

     (k)  FURTHER ASSURANCES. In addition to the instruments and documents to be made,  executed and delivered  pursuant to this  Agreement,  the parties  hereto agree to make, execute and deliver or cause to be made,  executed and delivered, to the requesting party such other instruments and to take such other actions as the  requesting  party  may  reasonably  require  to carry out the terms of this
Agreement and the transactions contemplated hereby.

     (l)  SECTION  HEADINGS.  The  Section  headings in this  Agreement  are for reference  purposes  only  and  shall  not  affect  in any  way the  meaning  or interpretation of this Agreement.

     (m)  CONSTRUCTION. Unless the context otherwise requires, when used herein, the singular  shall be deemed to include the plural,  the plural shall be deemed to include  each of the  singular,  and  pronouns  of one or no gender  shall be deemed to include the equivalent pronoun of the other or no gender.

     (n)  EXECUTION IN  COUNTERPARTS.  This  Agreement may be executed in two or more  counterparts,  each of which shall be deemed an original  but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party,  may be delivered to the other party hereto by telephone  line  facsimile transmission  of a copy of this Agreement  bearing the signature of the party so delivering this  Agreement.  A facsimile  transmission of this signed  Agreement shall be legal and binding on all parties hereto.

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                                       14

     IN WITNESS  WHEREOF,  the parties  have caused  this  Agreement  to be duly executed by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                            COMPANY:

                            WATER CHEF, INC.

                            By: /s/ David A. Conway
                                -------------------------------
                            Name:  David A. Conway
                                   ----------------------------
                            Title: President And CEO
                                   ----------------------------

                            SUBSCRIBER:

                            SOUTHRIDGE PARTNERS LP

                            By: /s/ Stephen Hicks
                                --------------------------------
                            Name: Stephen Hicks
                                  ------------------------------
                            Title: President of the General Manager
                                   --------------------------------